REGIONS MORGAN KEEGAN SELECT FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

Regions Morgan Keegan Select Balanced Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

Supplement dated January 22, 2009 to Prospectus dated April 1, 2008, as supplemented on July 29, 2008, October 15, 2008, October 31, 2008, November 24, 2008 and December 12, 2008

The following supplements certain information contained in the above-dated Prospectus for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each an “RMK Fund” and collectively, the “RMK Funds”), each a series of Regions Morgan Keegan Select Funds (the “Trust”). It should be retained and read in conjunction with the Prospectus.

The purpose of this Supplement is to provide you with information about the proposed reorganization of each RMK Fund into an existing or a newly created corresponding mutual fund (each a “Pioneer Fund” and collectively, the “Pioneer Funds”) advised by Pioneer Investment Management, Inc. (“Pioneer”).

Information Regarding the Proposed Reorganizations of

the RMK Funds into Corresponding Pioneer Funds

 Morgan Asset Management, Inc. (“MAM”), the investment adviser to the RMK Funds, is an indirect, wholly owned subsidiary of Regions Financial Corp. (“Regions”). MAM and Regions have entered into an agreement with Pioneer pursuant to which Pioneer would acquire all of MAM’s investment management business relating to the RMK Funds.

Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds and institutional and other clients. As of December 31, 2008, assets under management of the group were over $200 billion worldwide, including over $49 billion in assets under management by Pioneer. Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109.

On January 21, 2009, the Board of Trustees of the Trust approved the reorganization of each RMK Fund into a corresponding Pioneer Fund (the “Reorganizations”). The Reorganizations also have been approved by the Boards of Trustees of the Pioneer Funds. Shareholders of each RMK Fund must approve the Reorganization of their RMK Fund. A Special Meeting of RMK Fund shareholders will be scheduled to vote on the Reorganizations. Complete details of the proposed Reorganizations will be sent to shareholders along with proxy materials. If the Reorganization is approved by the shareholders of an RMK Fund, shareholders of that RMK Fund will become shareholders of the corresponding Pioneer Fund.

A list of each RMK Fund and the corresponding Pioneer Fund into which it is proposed to be reorganized is set out below. As noted below, it is proposed that certain RMK Funds would be reorganized into an existing Pioneer Fund and others into a new Pioneer Fund that is being created in connection with the Reorganizations. Shares of these new Pioneer Funds are not yet available for sale.

RMK Fund (Acquired Fund)	Pioneer Fund (Acquiring Fund)
RMK Select Core Equity Fund	Pioneer Fund
RMK Select Growth Fund	Pioneer Growth Fund*
RMK Select Value Fund	Pioneer Cullen Value Fund
RMK Select Mid Cap Value Fund	Pioneer Mid Cap Value Fund
RMK Select Balanced Fund	Pioneer Classic Balanced Fund
RMK Select Fixed Income Fund	Pioneer Bond Fund
RMK Select Limited Maturity Fixed Income Fund	Pioneer Short Term Income Fund
RMK Select Intermediate Tax Exempt Bond Fund	Pioneer Intermediate Tax Free Income Fund*
RMK Select Treasury Money Market Fund	Pioneer Treasury Reserves Fund
RMK Select Money Market Fund	Pioneer Cash Reserves Fund
RMK Select Mid Cap Growth Fund	Pioneer Mid Cap Growth Fund II*
*     A new Pioneer Fund that is being created within the Pioneer fund complex to receive the assets of the corresponding RMK Fund. This Pioneer Fund will commence operations upon consummation of the proposed Reorganization.

Pioneer serves as the investment adviser for the Pioneer Funds and will continue to provide the day-to-day portfolio management for the Pioneer Funds after the Reorganizations.

It is anticipated that, subject to shareholder approval, the Reorganizations will occur in the second quarter of 2009. Until then, however, you will be able to purchase, redeem and exchange shares in each of the RMK Funds (subject to any limitations described in the Prospectus). Accordingly, if you intend to engage in such transactions, you should read this Supplement, together with the Prospectus dated April 1, 2008, as supplemented.

If you have any questions concerning the Reorganizations, please contact the RMK Funds at 877-757-7424 or www.rmkfunds.com.

Regions Morgan Keegan Select Funds
50 North Front Street
Memphis, TN 38103
800-366-7426
www.rmkfunds.com

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE